                        BALLISTIC RECOVERY SYSTEMS, INC.
                               1845 Henry Avenue
                        South St. Paul, Minnesota 55075


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

Please take notice that the Annual Meeting of the Shareholders of Ballistic Recovery Systems, Inc., a Minnesota corporation (the "Company"), will be held at Fleming Field, 1845 Henry Avenue South St. Paul, Minnesota 55075, on Monday, March 18, 1996 at 4:00 p.m. Central Time, to consider and vote upon the following matters:

         1. Election of directors of the Company.

         2. Such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors of the Company has fixed the close of business on January 29, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT PERSONALLY AT THE ANNUAL MEETING ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. The Board of Directors of the Company sincerely hopes, however, that all shareholders who can attend the Annual Meeting will do so.

It is important that your shares be represented and voted at the Annual Meeting. You should, therefore, return your Proxy at your earliest convenience.



                               BY ORDER OF THE BOARD OF DIRECTORS



                               Mark B. Thomas
                               Secretary


Dated: January 29, 1996

                        BALLISTIC RECOVERY SYSTEMS, INC.
                               1845 Henry Avenue
                        South St. Paul, Minnesota  55075
                                 (612) 457-7491


                                PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES

The accompanying Proxy is solicited by the Board of Directors of Ballistic Recovery Systems, Inc. (the "Company") in connection with the Annual Meeting of the Shareholders of the Company, which will be held on March 18, 1996, and any adjournments thereof. Proxies may be revoked at any time prior to their being voted by giving written notice of revocation to an officer of the Company or by delivery to an officer of the Company of a later dated Proxy. Unless so revoked, all properly executed Proxies will be voted.

Proxies may be solicited by officers or other employees of the Company, who will receive no special compensation for their services. The Company may reimburse brokers, banks and other nominees holding shares for others for the costs of forwarding proxy materials to, and obtaining proxies from, their principals. This Proxy Statement, together with the Company's Summary Annual Report for the year ended September 30, 1995 is first being mailed to shareholders on or about February 10, 1996.

                                 VOTING RIGHTS

Only shareholders of record at the close of business on January 29, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof.
As of that date, there were issued and outstanding 4,454,474 shares of Common Stock of the Company, the only class of securities of the Company entitled to vote at the meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date. Holders of Common Stock are not entitled to cumulate their votes for the election of directors. The presence in person or by proxy of holders of a majority of shares of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but unvoted for purposes of determining the approval of any matter submitted to a vote at the Annual Meeting. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as voted for determining the approval of such matter. If no instructions are indicated, such proxies will be voted for all of the nominees to the Board of Directors.

The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election of the Board of each of the nominees named below. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

        COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information as of January 29, 1996 (based on the Company's stock records and information provided by the individuals named), with respect to the stock ownership of all persons known by the Company to be beneficial owners of more than five percent of its outstanding Common Stock, all directors and nominees to become directors, and all executive officers and directors of the Company as a group.


  Name and Address                                  Number of         Percent
  of Beneficial Owner     Title                     Shares Owned (1)  of Class
  ----------------------  -----                     ----------------  --------

  Darrel D. Brandt        Chief Executive           2,271,000 (2)     35.6%
  8603 West First St.     Officer and Director
  Cedar Falls, IA  50613

  Boris Popov             Director and               647,000 (3)      10.2%
  4099 Penfield Court S.  Chairman
  Afton, MN  55001

  Thomas H. Adams, Jr.    Director                   113,000 (4)       1.8%

  Robert L. Nelson        Director                     39,200 (5)      0.6%

  Mark B. Thomas          Chief Financial Officer,     61,656 (6)      1.0%
                          Chief Operations Officer
                          and Secretary

  All executive officers                            3,131,856 (7)     49.2%
  and directors as a
  group (5 persons)

---------------------------------------------------------------------

(1) Unless otherwise indicated, all persons have sole voting power and sole investment power with respect to the shares indicated. Includes shares that may be acquired by exercise of options currently exercisable (including options becoming exercisable within 60 days of January 29, 1996.)
(2) Includes 1,030,000 shares issuable upon exercise of currently exercisable options.
(3) Includes 50,000 shares issuable upon exercise of currently exercisable options.
(4) Includes 85,000 shares issuable upon exercise of currently exercisable options.
(5) Includes 30,000 shares issuable upon exercise of currently exercisable options.
(6) Includes 61,656 shares issuable upon exercise of currently exercisable options.
(7) Includes 1,256,656 shares issuable upon exercise of currently exercisable options.


                             ELECTION OF DIRECTORS

                                (Proposal No. 1)

Four directors will be elected at the 1996 Annual Meeting, each to serve until the next Annual Meeting of Shareholders and until a successor is elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the four persons named below.

The enclosed Proxy will be voted for the four nominees named below. Such nominees have indicated a willingness to serve as directors for the one year term. In the event that any nominee becomes unavailable for any reason (which is not currently anticipated), the persons named in the enclosed Proxy have advised that they will vote for the election of such substitute nominees as the Board of Directors may propose.

The names and ages of the nominees, their principal occupations, and other information is set forth below, based upon information furnished to the Company by the nominees.


                   Name                  Age  Director Since
                   -----                 ---  --------------
                   Boris Popov           49   1980
                   Thomas H. Adams, Jr.  59   1986
                   Darrel D. Brandt      54   1991
                   Robert L. Nelson      52   1993

Boris Popov has served the Company in various capacities, including consulting on international sales and development of GARD. Mr. Popov is currently employed by the Company as a salesperson responsible for international sales. Mr. Popov is also president of Northern Sun, Inc., a privately owned St. Paul, Minnesota based company that is engaged in aircraft equipment sales. In addition, Mr. Popov is a part owner and officer in Northern Sun Outdoor Group, Inc., a privately owned St. Paul, Minnesota based company that sells and licenses outdoor products.

Thomas H. Adams, Jr. has been a Northwest Airlines 747 captain for more than five years. Prior to 1993, Mr. Adams was also a 25% owner and an officer of Professional Pilots Service, Inc. of Florida.

Darrel D. Brandt was appointed a director in May 1991 in accordance with the provisions of a loan he made to the Company. When the Company's chief executive and chief financial officers resigned in December 1991, Mr. Brandt, began serving as the acting principal executive and financial officer. Mr. Brandt continued to serve as the Company's principal executive officer until November 22, 1995 when he resigned that position. Mr. Brandt is a part owner and officer in Northern Sun Outdoor Group, Inc., a privately owned St. Paul, Minnesota based company that sells and licenses outdoor products.

Robert L. Nelson was appointed a director in March 1993. He is the president and chief operations officer of Wipaire, Inc. of South St. Paul for the past four years. Previously he founded Robert L. Nelson & Associates, a financial and business management services firm with an emphasis on general aviation.

The Board of Directors met three times during fiscal 1995. All directors attended all of the meetings of the Board of Directors.

Director Compensation

During fiscal 1995 the members of the Board received director's fees of $250 for each meeting attended. An aggregate of $3,000 in such fees was paid or accrued for directors' services in fiscal 1995.

Directors' Stock Option Plan. Pursuant to a plan adopted in 1990, each non employee director is granted an option on the next business day following the annual shareholders' meeting to purchase 10,000 shares of Common Stock. The exercise price is equal to the fair market value of the Common Stock on the date of grant. The options vest in quarterly increments of 25%, beginning three months following the date of grant, provided the director is still serving on such date. The final increment becomes exercisable on the earlier of twelve months following the grant or the date of the annual meeting next following the date of grant. Effective March 28, 1995, the two non employee directors then serving were granted options to purchase in the aggregate, 20,000 shares of Common Stock, at an exercise price of $0.25 per share. No options were exercised during fiscal 1995.

Effective March 28, 1995, the two employee directors then serving were granted a discretionary option to purchase the aggregate of 20,000 shares of Common Stock, at an exercise price of $0.25 per share. The vesting of the options followed the option guidelines for the Director's Stock Option Plan above. No options were exercised during fiscal 1995.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non cash compensation earned or awarded to the chief executive officer of the Company for each of the last three fiscal years.



     Name and                 Fiscal                 Annual Compensation
                                           -------------------------------------
     Principal Position       Year          Salary            Stock Options
     ----------------------- ------        -------           -------------------
     Darrel D. Brandt (1)     1995          $9,750            No shares
     Chief Executive Officer  1994           9,985            30,000 shares
                              1993           3,800            120,000 shares

-------------------------------------------------------------------------

(1) Mr. Brandt became Chief Executive Officer in December 1991. Mr. Brandt resigned his position as Chief Executive Officer on November 22, 1995.
     He was succeeded by Mark B. Thomas who was the Company's Chief Operations Officer and Chief Financial Officer.


In addition to the above compensation, Mr. Brandt was granted an option for 10,000 shares of Common Stock for service on the Board of Directors.


FISCAL YEAR-END OPTION VALUES

As of September 30, 1995, the chief executive officer, Darrel D. Brandt, has been granted options in the aggregate of 1,030,000 shares which were fully exercisable. None of these options have been exercised. Since there is no active market for the Company's common stock, it is not believed that any of the options are currently in-the-money and, therefore, no value is computed for the unexercised options.

Effective March 1995, the Board of Directors extended the expiration dates of 480,000 options to the year 2001 that were scheduled to expire in 1997 and 1998. The action was taken due to Mr. Brandt's involvement in the Company and the desire to maintain his involvement in the Company.


                            INDEPENDENT ACCOUNTANTS

Carver, Callahan, Moquist & Johnston, P.A. have been the independent public accountants for the Company since 1992, and is expected to be retained for fiscal 1996. A representative of Carver, Callahan, Moquist & Johnston, P.A. is expected to attend this year's Annual Meeting of Shareholders and have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

The rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by company action in accordance with federal proxy rules. The 1997 Annual Meeting of Shareholders for the Company is expected to be held on or about March 17, 1997 and the proxy materials in connection with that meeting are expected to be mailed on or about January 31, 1997. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before October 4, 1996.


                                 OTHER MATTERS

The Board of Directors knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed Proxy gives discretionary authority in the event that any additional matters should be presented.


                          AVAILABILITY OF FORM 10-KSB

The Company is including with this Proxy Statement its Summary Annual Report for the year ended September 30, 1995, which includes financial information relating to the Company. You can receive a copy of the Company's annual report to the SEC on Form 10-KSB at no charge by writing to Ballistic Recovery Systems, Inc., Shareholder Relations, 1845 Henry Avenue, South St. Paul, Minnesota 55075.



                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Mark B. Thomas
                                    Secretary


Dated: January 29, 1996

                        BALLISTIC RECOVERY SYSTEMS, INC.
                                     PROXY
                ANNUAL MEETING OF SHAREHOLDERS - MARCH 18, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Darrel D. Brandt and Thomas H. Adams, Jr., or either of them, proxies or proxy, with full power of substitution to vote all shares of Common Stock of Ballistic Recovery Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on March 18, 1996, at 4:00 p.m. Central Time, at Fleming Field, 1845 Henry Avenue, South St. Paul, Minnesota 55075, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and upon any other matter that may properly come before the meeting or any adjournment thereof.

1.     ELECTION OF DIRECTORS:


       ______FOR all nominees,       _______WITHHOLD AUTHORITY
       listed below:                 to vote for all nominees

       Thomas H. Adams, Jr.
       Darrel D. Brandt
       Boris Popov
       Robert L. Nelson
       (except as marked to the contrary below)

       INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided:_____________________________


2.     Upon such other matters as may properly come before the meeting.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director.

It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

Dated and Signed ________________, 1996.



___________________________        ___________________________
Signature of Shareholder(s)        Signature of Shareholder(s)


IMPORTANT: Please date and sign exactly as your name or names appear hereon. When signing as attorney, executor, trustee, guardian, or authorized officer of a corporation or partner of a partnership, please give your title as such.

                    PLEASE DO NOT FORGET TO DATE THIS PROXY.